EXHIBIT 23(j)

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors of
     The Infinity Mutual Funds, Inc. -- Stewardship Funds:

We consent to the reference of our firm under the heading "Counsel and Independent Auditors" in the Statement of Additional Information included herein.

Columbus, Ohio
May 10, 1999